SCHEDULE 14A
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12


                            Primex Technologies, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 2001

Dear Primex Technologies, Inc. Shareholder:

We have previously sent you proxy materials for the SPECIAL MEETING OF SHAREHOLDERS OF PRIMEX TECHNOLOGIES, INC. TO BE HELD ON JANUARY 24, 2001. Your Primex Technologies, Inc. shares are registered in the name of your broker as the holder of record.


                YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS
               UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS!


Please forward your voting instructions as soon as possible using one of the following methods:


                       AVAILABLE 24 HOURS - 7 DAYS A WEEK!



                              VOTE BY TELEPHONE                                              VOTE BY INTERNET

           Using a touch-tone telephone, call the toll-free number                              Go to website:
                    which appears on the top left corner                                     WWW.PROXYVOTE.COM
                  on your enclosed Voting Instruction Form.
                     Just follow these four easy steps:                               Just follow these four easy steps:

1. Read the Primex Technologies, Inc. Proxy Statement and enclosed   1.  Read the Primex Technologies, Inc. Proxy Statement and
   Voting Instruction Form.                                              enclosed Voting Instruction Form.

2. Call the toll-free number located on the top left corner of your  2.   Go to the website www.proxyvote.com.
   Voting Instruction Form.
                                                                     3.   Enter your 12-digit Control Number located on your Voting
3. Enter your 12-digit Control Number located on your Voting              Instruction Form.
   Instruction Form.
                                                                     4.   Follow the simple instructions.
4. Follow the simple recorded instructions.



                          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN YOUR VOTING INSTRUCTION FORM.
                                                      THANK YOU FOR YOUR VOTE!

